Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, D. Beatty D’Alessandro, Senior Vice President and Chief Financial Officer of Graybar Electric Company, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)   The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ D. BEATTY D’ALESSANDRO
D. Beatty D’Alessandro
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

November 9, 2009